UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2004

GENESEE & WYOMING INC.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

001-31456 (Commission File Number)	06-0984624 (I.R.S. Employer Identification No.)

66 FIELD POINT ROAD, GREENWICH, CONNECTICUT (Address of principal executive offices)	06830 (Zip Code)

(203) 629-3722
(Registrant’s telephone number, including area code)

(NOT APPLICABLE)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
Item 9.01.	Financial Statements and Exhibits
SIGNATURES
EX-99: PRESS RELEASE

Item 8.01. Other Events.

The following Press Release, filed as Exhibit 99, and the information set forth therein is filed under this Item 8.01 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99- The press release issued by Genesee & Wyoming Inc. on December 2, 2004 and the information set forth therein is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC.
December 2, 2004	By:	/s/ Adam B. Frankel
Adam B. Frankel
Secretary